Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Conservative Balanced Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Discovery Mid Cap Growth Fund/VA

Oppenheimer Equity Income Fund/VA

Oppenheimer Global Fund/VA

Oppenheimer Global Multi-Alternatives Fund/VA

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer International Growth Fund/VA

Oppenheimer Main Street Fund®/VA

Oppenheimer Main Street Small Cap Fund®/VA

Oppenheimer Money Fund/VA

Supplement dated November 20, 2015 to the

Prospectus and Statement of Additional Information

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of each of the above referenced funds (each, a “Fund”), and is in addition to any other supplement(s).

Effective immediately:

1.	The first paragraph in the section titled “Net Asset Value” in the Prospectus is deleted and replaced by the following:

Net Asset Value. The Fund calculates the net asset value of each class of shares based on the value of the Fund’s portfolio determined as of 4:00 p.m, Eastern time, on each day the New York Stock Exchange (the “NYSE”) is open for trading (referred to in this prospectus as a “regular business day”), except in the case of a NYSE scheduled early closing, in which case the Fund will calculate the net asset value of each class of shares based on the value of the Fund’s portfolio determined as of the NYSE scheduled early closing time (the “Valuation Time”).

2.	With respect to Oppenheimer Money Fund/VA, the first paragraph in the section titled “Portfolio Holdings” in the Prospectus is deleted and replaced by the following:

Portfolio Holdings. The Fund's portfolio holdings, as of the most recent prior Valuation Time (as defined in “Net Asset Value”), are posted on the Fund's website at www.oppenheimerfunds.com on each regular business day. Therefore, the Fund's portfolio holdings are made publicly available no later than one regular business day after the Valuation Time on each regular business day.

3.	The section titled “Payments to Financial Intermediaries and Service Providers” in the Prospectus is deleted and replaced by the following:

Payments to Financial Intermediaries and Service Providers. The Sub-Adviser and/or the Distributor, Transfer Agent and/or Sub-Transfer Agent, at their discretion, may also make payments to broker-dealers, other financial intermediaries, including the insurance companies that offer the Fund as an investment option, or to service providers for some or all of the following services: distribution, promotional and marketing support, operational and recordkeeping, sub-accounting, networking and administrative services.

The types of financial intermediaries that may receive compensation for providing such services include, but are not limited to, broker-dealers, financial advisors, registered investment advisers, sponsors of fund “supermarkets,” sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies, retirement plan or qualified tuition program administrators, third party administrators, financial intermediaries that offer products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

Payments for distribution or promotional and marketing support are made out of the Sub-Adviser's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Sub-Adviser receives from the Manager for sub-advisory services on behalf of the Fund. Such payments, which may be substantial, are paid to financial intermediaries who perform services for the Sub-Adviser, and/or the Distributor, and are in addition to payments made pursuant to an applicable 12b-1 plan. Such payments are separate from any commissions the Distributor pays to financial intermediaries out of the sales charges paid by investors.

Payments for distribution-related expenses and asset retention items, paid by the Sub-Adviser or the Distributor, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give a financial intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the financial intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the financial intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Sub-Adviser or Distributor may reimburse expenses, including, but not limited to, educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Sub-Adviser or Distributor does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the financial intermediary, sales of Fund shares, the redemption rates on accounts of clients of the financial intermediary or overall asset levels of Oppenheimer funds held for or by clients of the financial intermediary, the willingness of the financial intermediary to allow the Distributor to provide educational and training support for the financial intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the financial intermediary's sales system, as well as the overall quality of the services provided by the financial intermediary. The Sub-Adviser and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Sub-Adviser or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Sub-Adviser and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may be made by the Transfer Agent or Sub-Transfer Agent to financial intermediaries to compensate or reimburse them for services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, operational and recordkeeping and other administrative services. These payments are made out of the Transfer Agent’s or Sub-Transfer Agent’s own resources and/or assets, including from the revenues or profits derived from the transfer agency fees the Transfer Agent receives from the Fund. Financial intermediaries that may receive these fees for providing services may include, but are not limited to, retirement plan administrators, qualified tuition program sponsors, banks and trust companies, broker-dealers, and insurance companies that offer variable annuity or variable life insurance products, and other financial intermediaries. These fees may be used by the financial intermediary to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

Payments made by the Sub-Adviser, and/or the Distributor, the Transfer Agent and Sub-Transfer Agent are not reflected in the tables in the “Fees and Expenses of the Fund” section of this prospectus because they are not paid by the Fund.

The Statement of Additional Information contains more information about revenue sharing payments made by the Sub-Adviser and/or Distributor and operational and recordkeeping, networking and sub-accounting payments made by the Transfer Agent and/or Sub-Transfer Agent. Your broker-dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent, or any other fees or expenses it charges.

4.	The second bullet point in the section titled “Portfolio Holdings Disclosure Policies” in the SAI is deleted and replaced by the following:

•	Money Fund/VA's portfolio holdings, as of the most recent prior Valuation Time (defined in “Determination of Net Asset Value Per Share”), are posted on the Money Fund/VA's website at www.oppenheimerfunds.com on each regular business day. Therefore, the Money Fund/VA's portfolio holdings are made publicly available no later than one regular business day after the Valuation Time on each regular business day. Money Fund/VA's portfolio holdings are also made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in its semi-annual and annual report to shareholders, or in its Schedule of Investment on Form N-Q. Those documents are publicly available at the SEC. Additionally, the Fund posts its portfolio holdings with additional detail on a monthly basis on the Fund's website and files information on its holdings quarterly with the SEC on Form N-MFP, which is available on both the Fund's website and the SEC's website.
5.	The first four sections through the last set of bullet points in the section titled “Payments to Financial Intermediaries” in the SAI are deleted and replaced by the following:

Financial intermediaries may receive various forms of compensation or reimbursement in the form of 12b-1 distribution and service plan payments as described in the preceding section. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary's clients, also described in this SAI. In addition, the Sub-Adviser, the Transfer Agent, Sub-Transfer Agent and the Distributor may make payments to broker-dealers, other financial intermediaries or to service providers for some or all of the following services: distribution, promotional and marketing support, operational and recordkeeping, sub-accounting, networking and administrative services.

The types of financial intermediaries that may receive compensation for providing such services include, but are not limited to, broker-dealers, financial advisors, registered investment advisers, sponsors of fund “supermarkets,” sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies, retirement plan or qualified tuition program administrators, third party administrators, financial intermediaries that offer products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

Types of payments to financial intermediaries may include, without limitation, all or portions of the following:

1.	Payments made by the Fund, or by an investor buying or selling shares of the Fund, including:
•	ongoing asset-based distribution and/or service fees (described in the section "Distribution and Service Arrangements - Distribution and Service (12b-1) Plans" above).
2.	Payments made by the Transfer Agent or Sub-Transfer Agent to financial intermediaries, to compensate or reimburse them for services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, operational and recordkeeping and other administrative services. These payments are made out of the Transfer Agent’s or Sub-Transfer Agent’s own resources and/or assets, including from the revenues or profits derived from the transfer agency fees the Transfer Agent receives from the Fund.
3.	In addition, the Sub-Adviser or Distributor may, at their discretion, make the following types of payments from their own resources and/or assets, including from the revenues or profits derived from the advisory fees the Sub-Adviser receives from the Manager for sub-advisory services on behalf of the Fund. Payments are made based on the guidelines established by the Sub-Adviser and Distributor, subject to applicable law. These payments are often referred to as "revenue sharing" payments, and may include, but are not limited to:
•	compensation for marketing or promotional support, support provided in offering shares in the Fund or other Oppenheimer funds through certain trading platforms and programs, and other promotional or marketing services; and
•	other compensation, to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA.
4.	The Distributor may also provide, accept and/or cover the cost of certain non-cash compensation items, subject to internal policies and applicable FINRA regulations.

Although an intermediary that sells Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, neither the Manager, the Sub-Adviser nor any advisory affiliate considers a financial intermediary's sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

•	charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems;
•	marketing, promotional support and program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee-based programs, fund "supermarkets," bank or trust company products or insurance companies' variable annuity or variable life insurance products;
•	placement on the dealer's list of offered funds;
•	providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives; or
•	firm support, which may include, but is not limited to, business planning assistance, “due diligence” or training meetings, advertising, or educating a financial intermediary's sales personnel about the Oppenheimer funds.
6.	The section titled “Determination of Net Asset Value Per Share” in the SAI is deleted and replaced by the following:

Determination of Net Asset Value Per Share. The net asset value, or "NAV,” per share for each class of shares of the Fund is determined by dividing the value of the Fund’s net assets attributable to a class by the number of shares of that class that are outstanding. The NAV is determined as of 4 p.m., Eastern time, on each day that the New York Stock Exchange (the “NYSE”) is open, except in the case of a NYSE scheduled early closing, in which case the Fund will calculate the net asset value of each class of shares as of the NYSE scheduled early closing time (the “Valuation Time”). The NYSE’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than NYSE members may conduct trading in certain securities on days that the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund’s net asset values will not be calculated on those days, the Fund’s net asset values per share may be significantly affected on days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the Valuation Time.

Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the close of the principal market on which a security is traded, but before the Valuation Time, will not be reflected in the Fund’s calculation of its net asset values that day unless the investment adviser learns of the event and determines that the event is likely to cause a material change in the value of the security. Additionally, the investment adviser has contracted with a pricing service or other vendor that provides a methodology to assist in monitoring for significant events that may materially affect the value of one or more securities of the Fund, or to adjust closing or evaluated prices of securities traded in foreign or domestic markets, based upon factors such as (without limitation) volatility of certain securities markets (measured by changes in an appropriate market index) and the correlation of a foreign security’s sensitivity to such U.S. market volatility. Subject to the investment adviser’s oversight and review, such methodology may be used to provide a fair valuation adjustment to market quotations, evaluated prices or other valuations of securities. The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations under those procedures to the investment adviser’s “Valuation Committee”. Fair value determinations are subject to review, approval, ratification and confirmation by the Board at its next scheduled meeting after the fair valuations are determined.

7.	The section titled “Borrowing and Leverage” in the SAI is deleted and replaced by the following:

Borrowing and Leverage. Each Fund, except Money Fund/VA, can borrow from banks, as permitted by the Investment Company Act. Each Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund borrows money for investment in other assets, it is using a speculative investment technique known as "leverage," and changes in the value of the Fund's investments will have a larger effect on its share price if the investments were acquired using leverage than if the Fund acquired assets without the use of leverage.

Under the Fund's investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from that Act that applies to the Fund. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (other than for emergency purposes) and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed), less all liabilities and indebtedness other than borrowings, meaning that the value of those assets must be at least equal to 300% of the amount borrowed. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce the amount of its borrowings within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time and for a disadvantageous price.

The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender, including a non-bank. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

The Fund will pay interest and may pay other fees in connection with loans. Interest expense and the amount of any other fees incurred by the Fund in connection with loans will raise the overall expenses of the Fund and may reduce its returns. If the Fund does borrow, its expenses will usually be greater than comparable funds that do not borrow. Additionally, if the Fund does borrow the use of leverage will make the Fund's share prices more sensitive to changes in the value of its assets and thus might cause the Fund's net asset value per share to fluctuate more than that of funds that do not borrow. Finally, on the maturity date for any loan, the Fund must have sufficient cash available to pay back the lenders the amount borrowed.

Each Fund, except Money Fund/VA, participates in a multi-borrower, unsecured, revolving line of credit along with certain other Oppenheimer funds (the "Line of Credit") and with a syndicate of banks as lenders. The Line of Credit permits combined borrowings by the Fund and these other Oppenheimer funds of up to a maximum aggregate amount, as negotiated from time to time. Borrowings by a Fund under the Line of Credit may only be used for temporary or emergency purposes, including without limitation, funding of shareholder redemptions, and may not be used for leverage. The Fund's Board has determined that the Fund's participation in the Line of Credit is consistent with the Fund's investment objective and policies and is in the best interests of the Fund and its shareholders.

Under the Line of Credit, interest is charged to the Fund, based on its borrowings, at a floating benchmark rate of interest plus a margin. Additionally, the Fund will pay quarterly its pro rata portion of a loan commitment fee for the Line of Credit, and pays an additional fee at each renewal of the facility (which is expected to be annually) to the administrative agent for management and administration of the facility. The Fund can prepay loans and terminate its participation in the Line of Credit at any time upon prior notice to the lenders, however each borrowing under the Line of Credit will have a scheduled maturity of 30 days. As a borrower under the Line of Credit, the Fund has certain rights and remedies under state and federal law comparable to those it would have with respect to a loan from a bank.

Effective September 28, 2016:

8.	All references in the Prospectus and SAI to “Oppenheimer Cash Reserves,” “Oppenheimer Institutional Money Market Fund,” and “Oppenheimer Money Market Fund” are deleted and replaced by references to “Oppenheimer Government Cash Reserves,” “Oppenheimer Institutional Government Money Market Fund” and “Oppenheimer Government Money Market Fund,” respectively.

November 20, 2015                                                                                                         PS0000.132